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                                                                    EXHIBIT 99.3


                              CONSENT OF DIRK HALL


         I, Dirk Hall, hereby consent to be named as a nominee director in the Registration Statement on Form S-1 of Webstakes.com, Inc., a Delaware Corporation and all amendments thereto.


                                                    /s/ Dirk Hall
                                                    ----------------------------
                                                    Dirk Hall


Dated:  July 23, 1999